EXECUTION COPY

                                 180,000 Shares

                                DUNE ENERGY, INC.

                10% Senior Redeemable Convertible Preferred Stock

                          REGISTRATION RIGHTS AGREEMENT

                                                                    May 15, 2007

JEFFERIES & COMPANY, INC.
520 Madison Avenue
12th Floor
New York, New York 10022

Ladies and Gentlemen:

      Dune Energy, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to Jefferies & Company, Inc. (the "Initial Purchaser"), upon the terms set forth in a purchase agreement, dated May 1, 2007 (the "Purchase Agreement"), 180,000 shares of its 10% Senior Redeemable Convertible Preferred Stock, par value $0.001 per share (liquidation preference $1000 per share) (the "Convertible Preferred Stock"). The Convertible Preferred Stock will be convertible into shares of Common Stock, par value $0.001 per share, of the Company (the "Common Stock") at the conversion price set forth in the offering circular, dated May 1, 2007 (the "Offering Memorandum"), subject to adjustment in accordance with the Certificate of Designations governing the Convertible Preferred Stock (the "Certificate of Designations"). The Convertible Preferred Stock and the Common Stock issuable upon conversion of any shares of the Convertible Preferred Stock and any shares of Convertible Preferred Stock or Common Stock issued in lieu of cash dividends on the Convertible Preferred Stock are collectively referred to as "Securities" and each is referred to singularly as a "Security" As an inducement to the Initial Purchaser to enter into the Purchase Agreement, the Company agreed with the Initial Purchaser, for the benefit of the Initial Purchaser and the holders of the Securities, (collectively the "Holders"), as follows:

      1. Shelf Registration. So long as any Transfer Restricted Security (as defined below) exists, the Company shall take the following actions:

            (a) The Company shall, within 90 days after the date on which the Initial Purchaser purchases the Convertible Preferred Stock pursuant to the Purchase Agreement (the "Closing Date"), file with the Securities and Exchange Commission (the "Commission"), and thereafter use its reasonable best efforts to cause to be declared effective within 180 days after the Closing Date (the "Effective Date"), a registration statement (together with all documents incorporated by reference or deemed incorporated by reference therein, the "Shelf Registration Statement" and, together with the Additional Registration Statement (as defined in Section 10), the "Registration Statement") on an appropriate form under the Securities Act of 1933 (as amended, the "Securities Act") relating to the offer and sale of the Transfer Restricted Securities by the Holders thereof from time to time in accordance with the methods of distribution designated by the Holders and set forth in the Shelf Registration Statement and Rule 415 under the Securities Act (hereinafter, the "Shelf Registration"); provided, however, that no Holder (other than the Initial Purchaser) shall be entitled to have the Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all the provisions of this Agreement applicable to such Holder. If the Company shall file a post-effective amendment to the Shelf Registration Statement, it shall use its reasonable best efforts to cause such post-effective amendment to be declared effective as promptly as practicable, but in any event within 30 days after the date such post-effective amendment is filed. "Transfer Restricted Securities" means each Security until (i) the date on which such Security has been effectively registered under the Securities Act and disposed of pursuant to the Shelf Registration Statement or (ii) the date on which such Security is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act.

            (b) The Company shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective, in order to permit the prospectus included therein to be lawfully delivered by the Holders of the relevant Securities, until such time as all of the Securities covered by the Shelf Registration Statement (i) have been sold in the manner provided for therein and pursuant thereto, (ii) are eligible to be sold under Rule 144(k) under the Securities Act (or any successor rule thereof), assuming for this purpose that the Holders thereof are not affiliates of the Company or (iii) cease to be outstanding (in any such case, such period being called the "Shelf Registration Period"). The Company shall be deemed not to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the Shelf Registration Period if it voluntarily takes any action that would result in Holders of Securities covered thereby not being able to offer and sell such Securities during that period, unless such action is required by applicable law.

            (c) Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause the Shelf Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement, amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, the Company shall have no such obligations or liabilities with respect to any written information pertaining to any Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein.

      2. Shelf Registration Procedures. In connection with the Shelf Registration contemplated by Section 1 hereof, the following provisions shall apply so long as any Transfer Restricted Security exists:

            (a) The Company shall (i), if requested by the Initial Purchaser, furnish, without charge, to the Initial Purchaser, prior to the filing thereof with the Commission, a copy of the Shelf Registration Statement and each amendment thereof and each supplement, if any, to


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

      the prospectus included therein and, in the event that the Initial Purchaser (with respect to any portion of an unsold allotment from the original offering) is participating in the Shelf Registration Statement, the Company shall use its best efforts to reflect in each such document, when so filed with the Commission, such comments as the Initial Purchaser reasonably may propose, (ii) include in each such document the names of the Holders who have delivered written notice, and a duly completed selling stockholder questionnaire in the form attached as Annex A to the Offering Circular (a "Questionnaire") to the Company at least five business days prior to the date that the Shelf Registration Statement is first declared effective, that they propose to include Transfer Restricted Securities in the Shelf Registration Statement as selling securityholders and (iii) file pursuant to Rule 424(b) under the Securities Act a supplement to the prospectus contained in the Shelf Registration Statement or, if required, file a post-effective amendment to the Shelf Registration Statement, in each case, to cover new Holders of Securities upon at least seven business days prior written notice by such new Holders to such effect and the delivery by such new Holder of duly completed Questionnaires.

            (b) The Company shall give written notice to the Initial Purchaser and, through the Company's transfer agent and registrar for the Convertible Preferred Stock and Common Stock, to the Holders of the Securities and the Holders of Transfer Restricted Securities included within the coverage of the Shelf Registration Statement (which notice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

                  (i) when the Shelf Registration Statement or any amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective;

                  (ii) of any request by the Commission for amendments or
            supplements to the Shelf Registration Statement or the prospectus included therein or for additional information;

                  (iii) of the issuance by the Commission of any stop order
            suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose;

                  (iv) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                  (v) of the happening of any event that requires the Company to make changes in the Shelf Registration Statement or the prospectus in order that the Shelf Registration Statement or the prospectus do not contain an untrue statement of a material fact nor omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.


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

            (c) The Company shall make every reasonable effort to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of the Shelf Registration Statement.

            (d) The Company shall furnish to each Holder of Transfer Restricted Securities included within the coverage of the Shelf Registration Statement, without charge, if the Holder so requests in writing, at least one copy of the Shelf Registration Statement and any post-effective amendment thereto, including, but only if expressly requested by such Holder, financial statements and schedules and all exhibits thereto (including those, if any, incorporated by reference).

            (e) The Company shall, during the Shelf Registration Period, deliver to each Holder of Transfer Restricted Securities included within the coverage of the Shelf Registration Statement, without charge, as many copies of the prospectus (including each preliminary prospectus, if any) included in the Shelf Registration Statement and any amendment or supplement thereto as such person may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Transfer Restricted Securities covered by the prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

            (f) Prior to any public offering of the Securities pursuant to the Shelf Registration Statement, the Company shall register, or qualify or cooperate with the Holders of the Transfer Restricted Securities included therein and their respective counsel in connection with the registration or qualification of, the Securities for offer and sale under the securities or "blue sky" laws of such states of the United States as any Holder reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities covered by the Shelf Registration Statement; provided, however, that the Company shall not be required to
      (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject.

            (g) The Company shall cooperate with the Holders of the Transfer Restricted Securities to facilitate the timely preparation and delivery of certificates representing the Securities to be sold pursuant to the Shelf Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders may request a reasonable period of time prior to sales of the Securities pursuant to the Shelf Registration Statement, except in such cases where such Transfer Restricted Securities are required to be issued only in book-entry form pursuant to the terms of the Certificate of Designations.

            (h) Upon the occurrence of any event contemplated by paragraphs (ii) through (v) of Section 2(b) above during the Shelf Registration Period, the Company shall promptly prepare and file a post-effective amendment to the Shelf Registration Statement or a supplement to the related prospectus and any other required document so that, as thereafter delivered to Holders of the Securities or purchasers of Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light


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

      of the circumstances under which they were made, not misleading. If the Company notifies the Initial Purchaser or the Holders of Transfer Restricted Securities included within the coverage of the Shelf Registration Statement to suspend the use of the prospectus as a result of any of the events described in paragraphs (ii) through (v) of Section 2(b) above or as a result of the filing of any post-effective amendment pursuant to Section 2(a)(iii), until the requisite changes to the prospectus have been made or the post-effective amendment has become effective, as the case may be, the Initial Purchaser and the Holders shall suspend use of such prospectus.

            (i) [reserved]

            (j) The Company will comply with all rules and regulations of the Commission to the extent and so long as they are applicable to the Shelf Registration and will make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Shelf Registration Statement, which statement shall cover such 12-month period.

            (k) The Company may require each Holder of Securities to be sold pursuant to the Shelf Registration Statement to furnish to the Company, pursuant to the Questionnaire or otherwise, such information regarding the Holder and the distribution of the Securities as the Company may from time to time reasonably require for inclusion in the Shelf Registration Statement, and the Company may exclude from such registration the Securities of any Holder that fails to furnish such information within the applicable time period specified in Section 2(a) above.

            (l) The Company shall enter into such customary agreements and take all such other action, if any, as any Holder of the Securities shall reasonably request in order to facilitate the disposition of the Securities pursuant to any Shelf Registration.

            (m) In the case of any Shelf Registration, the Company shall (i) make reasonably available for inspection by the Holders of the Securities, any underwriter participating in any disposition pursuant to the Shelf Registration Statement and any attorney, accountant or other agent retained by the Holders of the Securities or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and (ii) cause the Company's officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the Holders of the Securities or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement, in each case, as shall be reasonably necessary to enable such persons, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that the foregoing inspection and information gathering shall be coordinated on behalf of the Initial Purchaser by you and on behalf of the other parties, by one counsel designated by and on behalf of such other parties as described in Section 3 hereof.


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

            (n) In the case of any Shelf Registration, the Company, if requested by any Holder of Securities covered thereby in connection with an underwritten offering of the Securities pursuant to the Shelf Registration Statement, shall cause (i) its counsel (which may include the Company's general counsel and/or the Company's outside counsel) to deliver an opinion or opinions and updates thereto relating to the Securities in customary form addressed to the Managing Underwriters (as defined in Section 7) thereof and dated, in the case of the initial opinion, the effective date of such Shelf Registration Statement (it being agreed that the matters to be covered by such opinion shall include, without limitation, the due incorporation and good standing of the Company and its subsidiaries; the qualification of the Company and its subsidiaries to transact business as foreign corporations; the due authorization, execution and delivery of the relevant agreement of the type referred to in Section 7 hereof; the due authorization, execution, authentication and issuance, and the validity and enforceability, of the applicable Securities; the absence of material legal or governmental proceedings involving the Company and its subsidiaries; the absence of governmental approvals required to be obtained in connection with the Shelf Registration Statement, the offering and sale of the applicable Securities, or any agreement of the type referred to in Section 7 hereof; the compliance as to form of such Shelf Registration Statement and any documents incorporated by reference therein with the requirements of the Securities Act; and, as of the date of the opinion and as of the effective date of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, the absence from such Shelf Registration Statement and the prospectus included therein, as then amended or supplemented, and from any documents incorporated by reference therein of an untrue statement of a material fact or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any such documents, in the light of the circumstances existing at the time that such documents were filed with the Commission under the Securities and Exchange Act of 1934, as amended (the "Exchange Act")); (ii) its officers to execute and deliver all customary documents and certificates and updates thereof requested by any underwriters of the applicable Securities and (iii) its independent public accountants to provide to the underwriter(s) of the applicable Securities a comfort letter in customary form and covering matters of the type customarily covered in comfort letters in connection with primary underwritten offerings, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.

            (o) The Company shall use its reasonable best efforts to cause the Common Stock included in such Shelf Registration Statement to be, upon resale thereunder, listed on each U.S. securities exchange, if any, on which any shares of Common Stock are then listed.

            (p) The Company shall use its reasonable best efforts to take all other steps necessary to effect the registration of the Transfer Restricted Securities covered by the Shelf Registration Statement contemplated hereby.

      3. Registration Expenses.

            (a) All fees and expenses incident to the Company's performance of and compliance with this Agreement will be borne by the Company, regardless of whether any Registration Statement required hereunder is ever filed or becomes effective, including without limitation:


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

                  (i) all registration and filing fees and expenses;

                  (ii) all fees and expenses of compliance with federal
            securities and state "blue sky" or securities laws;

                  (iii) all expenses of printing (including printing
            certificates and printing of prospectuses), messenger and delivery services and telephone usage;

                  (iv) all fees and disbursements of counsel for the Company;

                  (v) all application and filing fees in connection with listing on a national securities exchange or automated quotation system pursuant to the requirements hereof;

                  (vi) all fees and disbursements of independent certified
            public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance); and

                  (vii) in connection with each Demand Registration and each
            Piggyback Registration, the Company shall reimburse holders of Transfer Restricted Securities for the reasonable fees and expenses of one counsel chose by the holders of a majority of the Transfer Restricted Securities included in such registration.

      provided that, notwithstanding any provision of this Agreement to the contrary, in no event shall the Company bear or be responsible for the payment or reimbursement of underwriting discounts, commissions or similar compensation in connection with an underwritten offering of the Securities.

      The Company will bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any person, including special experts, retained by the Company.

            (b) In connection with the Shelf Registration Statement, the Company will reimburse the Initial Purchaser and the Holders of Transfer Restricted Securities who are selling or reselling Securities pursuant to the "Plan of Distribution" section contained in the Shelf Registration Statement for the reasonable fees and disbursements of not more than one counsel, who shall be a nationally recognized firm experienced in securities laws matters that is chosen by the Holders of a majority in number of shares of the Transfer Restricted Securities for whose benefit such Registration Statement is being prepared or, if the Holders do not so choose, the Initial Purchaser.

      4. Indemnification.

            (a) The Company agrees to indemnify and hold harmless each Holder and each person, if any, who controls any such Holder within the meaning of the Securities Act or the Exchange Act and the respective officers, directors, partners, employees, representatives and agents of any Holder (including any predecessor holder) or any controlling person of a Holder


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

      (each Holder and such persons are referred to as an "Indemnified Holder") from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the Securities) to which each Indemnified Holder may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to any registration hereunder or any other materials or information provided to investors by, or with the written approval of, the Company in connection with any offering pursuant to the Registration Statement, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall reimburse, as incurred, the Indemnified Holders for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that (i) the Company shall not be liable under this
      Section 4(a) in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to any registration hereunder in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein and (ii) with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus relating to the Registration Statement, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Holder from whom the person asserting any such losses, claims, damages or liabilities purchased the Securities concerned, to the extent that a prospectus relating to such Securities was required to be delivered by such Holder under the Securities Act in connection with such purchase and any such loss, claim, damage or liability of such Holder results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Securities to such person, a copy of the final prospectus if the Company had previously furnished or made available copies thereof to such Holder. This indemnity agreement will be in addition to any liability which the Company may otherwise have to any Indemnified Holder. The Company shall notify each Indemnified Party promptly of this institution, threat or assertion of any Claim, proceeding (including any governmental investigation) or litigation in connection with the matters addressed by this Agreement that involves the Company or such Indemnified Party.

            (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, its officers and directors and each person, if any, who controls the Company, its officers and directors within the meaning of the Securities Act or the Exchange Act from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Company or any such person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or


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

      supplement thereto or in any preliminary prospectus relating to any registration hereunder or any other materials or information provided to investors by, or with the written approval of, the Company in connection with any offering pursuant to the Registration Statement, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein. The liability of any Holder under this Section 4(b) shall in no event exceed the net proceeds received by such Holder from sales of Transfer Restricted Securities giving rise to such obligation.

            (c) Promptly after receipt by a party of notice of the commencement of any action or proceeding (including a governmental investigation), such party (the "Indemnified Person") will, if a claim in respect thereof is to be made against any party under this Section 4 (each an "Indemnifying Person"), notify the Indemnifying Person of the commencement thereof; but the omission so to notify the Indemnifying Person will not, in any event, relieve the Indemnifying Person from any obligations to any Indemnified Person (including the contribution provision hereof) that the Indemnifying Person may have under paragraph (a) or (b) above, except to the extent that the Indemnifying Person has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure, or otherwise than under paragraph (a) or (b) above. In case any such action is brought against any Indemnified Person, and it notifies the Indemnifying Person of the commencement thereof, the Indemnifying Person will be entitled to participate therein and, to the extent that it may wish, jointly with any other Indemnifying Person similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Person (who shall not, except with the consent of the Indemnified Person, be counsel to the Indemnifying Person), and after notice from the Indemnifying Person to such Indemnified Person of its election so to assume the defense thereof the Indemnifying Person will not be liable to such Indemnified Person under this Section 4 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such Indemnified Person in connection with the defense thereof. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the Indemnifying Person shall pay as incurred (or within 30 days of presentation) the fees and expenses of the counsel retained by the Indemnified Person in the event (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the Indemnifying Person shall have failed to assume the defense of and employ counsel reasonably acceptable to the Indemnified Person within a reasonable period of tune after notice of commencement of the action. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify the Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened action in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person unless such settlement (i) includes an unconditional release of such Indemnified Person from all liability on any claims that are the subject matter of such action, and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

            (d) If the indemnification provided for in this Section 4 is unavailable or insufficient to hold harmless an Indemnified Person under subsections (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, except by reason of the exceptions set forth in Section 4(a) or
      (b) or the failure of the Indemnified Person to give notice as required in
      Section 4(c), then each Indemnifying Person shall contribute to the amount paid or payable by such Indemnified Person as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above in such proportion as is appropriate to reflect the relative fault of the Indemnifying Person or Persons on the one hand and the Indemnified Person on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or such Holder or such other Indemnified Person, as the case may be, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an Indemnified Person as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Person in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding any other provision of this Section 4(d), no Holder shall be required to contribute any amount in excess of the amount by which the net proceeds received by such Holder from the sale of the Securities pursuant to the Registration Statement exceeds the amount of damages which such Holder would have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities
      Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls such Indemnified Person within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such Indemnified Person and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company.

            (e) The remedies provided by this Section 4 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified party at law or in equity. The agreements contained in this Section 4 shall survive the sale of the Securities pursuant to the Registration Statement and shall remain in fall force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

      5. Additional Dividends Under Certain Circumstances.

            (a) Additional dividends ("Additional Dividends") with respect to the Convertible Preferred Stock shall accrue as follows if any of the following events occur (each such event in clauses (i) through (iii) below being herein called a "Registration Default"):

                  (i) the Shelf Registration Statement required by this
            Agreement is not filed with the Commission within 90 days after the Closing Date;

                  (ii) the Shelf Registration Statement required by this
            Agreement is not declared effective by the Commission within 180 days after the Closing Date; or

                  (iii) after the Shelf Registration Statement required by this
            Agreement has been declared effective by the Commission (A) such Shelf Registration Statement thereafter ceases to be effective or
            (B) the Shelf Registration Statement or the related prospectus ceases to be usable in connection with resales of Transfer Restricted Securities during the Shelf Registration Period.

      Each of the foregoing will constitute a Registration Default whatever the reason for any such event and whether it is voluntary or involuntary or is beyond the control of the Company or pursuant to operation of law or as a result of any action or inaction by the Commission.

      Additional Dividends shall accrue on the shares of Convertible Preferred Stock from and including the date on which any such Registration Default shall occur to but excluding the date on which all such Registration Defaults have been cured, at a rate of 1.00% per annum, in addition to the dividends otherwise accruing on the Convertible Preferred Stock.

            (b) Additional Dividends shall not accrue as a result of any Registration Default referred to in Section 5(a)(iii) hereof if (i) such Registration Default has occurred solely as a result of (x) the filing of a post-effective amendment to the Shelf Registration Statement to incorporate annual audited financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related prospectus,
      (y) the filing of a post- effective amendment to the Shelf Registration Statement pursuant to Section 2(a)(iii) or (z) other material events with respect to the Company that would need to be described in the Shelf Registration Statement or the related prospectus and (ii) in the case of clauses (x) and (z), the Company is proceeding promptly and in good faith to amend or supplement such Shelf Registration Statement and related prospectus to describe such events; provided, however, that in the case of clauses (x) or (z) if such Registration Default occurs for a continuous period in excess of 30 days or for more than 90 days in the aggregate during any 365-day period, Additional Dividends shall be payable in accordance with the above paragraph from the day such Registration Default occurs until such Registration Default is cured.

            (c) Any amounts of Additional Dividends due pursuant to Section 5(a) will be payable on the regular dividend payment dates with respect to the Convertible Preferred Stock on the same terms and conditions and subject to the same limitations as pertain at such time for the payment of regular quarterly dividends. The amount of Additional Dividends will be determined by multiplying 1.00% by the aggregate liquidation preference of the outstanding shares of Convertible Preferred Stock and further multiplied by a fraction, the numerator of which is the number of days such Additional Dividend rate was applicable during such period, and the denominator of which is 360.

      6. Rules 144 and 144A. The Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time during the Shelf Registration Period the Company is not required to file such reports, it will, upon the request of any Holder of Transfer Restricted Securities, make publicly available other information so long as necessary to permit sales of their Securities pursuant to Rules 144 and 144A. The Company covenants that it will take such further action as any Holder of Transfer Restricted Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Transfer Restricted Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)). The Company will provide a copy of this Agreement to prospective purchasers of Securities identified to the Company by the Initial Purchaser upon request. Upon the request of any Holder of Transfer Restricted Securities, the Company shall deliver to such Holder a written statement as to whether it is subject to and has complied with the reporting requirements referenced in the first sentence of this Section 6. Notwithstanding the foregoing, nothing in this Section 6 shall be deemed to require the Company to register any of its securities or to file periodic, current or other reports pursuant to the Exchange Act.

      7. Underwritten Registrations. If any of the Transfer Restricted Securities covered by any registration hereunder are to be sold in an underwritten offering, (a) the investment banker or investment bankers and manager or managers that will administer the offering ("Managing Underwriters") will be selected by the Holders of a majority in number of shares of such Transfer Restricted Securities to be included in such offering and (b) the Company shall, if requested, enter into an underwriting agreement in customary form in connection therewith.

      No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

      8. Demand Registration.

            (a) Upon receipt of a written request (a "Demand Request") from the Holders of not less than 5% of the then outstanding Transfer Restricted Securities (the "Requisite Securities"), the Company shall, as promptly as practicable prepare and cause to be filed with the Commission pursuant to Rule 415 under the Securities Act a registration statement relating to the registration for resale of Transfer Restricted Securities filed pursuant to the provisions of this Section 8, including the Prospectus (as defined below) included therein, all amendments thereto (including post-effective amendments) and all exhibits and all material incorporated by reference therein (a "Registration Statement") on the appropriate form relating to resales of all Transfer Restricted Securities ("Demand Registration").

            (b) No Holder may include any of its Transfer Restricted Securities in any Registration Statement pursuant to this Section 8 unless and until such Holder furnishes to the Company in writing, within 20 days after receipt of a request therefor, the information specified in Item 507 or 508 of Regulation S-K, as applicable, of the Securities Act for use in connection with any Registration Statement or Prospectus or preliminary Prospectus included therein. Each selling Holder agrees to promptly furnish additional information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

            (c) The Company shall be required to effect no more than two Registrations pursuant to this Section 8. The Company shall be deemed not to have used its best efforts to keep the Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of Transfer Restricted Securities covered thereby not being able to offer and sell such Transfer Restricted Securities during that period, unless such action is required by applicable law or this Agreement.

            (d) If the Company receives a Demand Request during a "lock-up" or "black out" period (the "Lock Up Period") imposed on the Company pursuant to or in connection with any underwriting or purchase agreement relating to a Rule 144A offering or a registered public offering of Common Stock or securities convertible into or exchangeable for Common Stock, the Company shall not be required to file a Registration Statement prior to the end of the Lock Up Period; provided, that such Lock Up Period shall not exceed 60 days. In such event, the Company shall use its reasonable best efforts to cause the Registration Statement to become effective no later than the later of (i) 60 days after receipt of the Demand Request and (ii) 60 days after the end of the Lock Up Period. The Company shall notify the Holders within 10 days of the imposition of any Lock Up Period on the Company.

      9. Piggyback Registrations.

            (a) Whenever the Company proposes to register any of its equity securities under the Securities Act (other than (i) pursuant to a Demand Registration (which is addressed in Section 8 above rather than this Section 9) or (iii) pursuant to a registration on Form S-4 or S-8 or any successor or similar forms) and the registration form to be used may be used for the registration of Transfer Restricted Securities (a "Piggyback Registration"), whether or not for sale for its own account, the Company shall give prompt written notice to all holders of Transfer Restricted of its intention to effect such a registration and, subject to Sections 2(c) and 2(d) below, shall include in such registration all Transfer Restricted Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice.

            (b) If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of Transfer Restricted Securities and, if permitted hereunder, other securities requested to be included in such registration exceeds the number which can be sold therein without adversely affecting the marketability of the offering, then the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Transfer Restricted Securities requested to be included in such registration, pro rata among the holders of such Transfer Restricted Securities on the basis of the number of shares of Transfer Restricted Securities owned by each such holder and its Affiliates and (iii) third, the other securities requested to be included in such registration pro rata among the holders of such securities on the basis of the number of such other securities owned by each such holder and its Affiliates.

            (c) If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities (it being understood that secondary registrations on behalf of holders of Transfer Restricted Securities are addressed in Section 8 above rather than in this
      Section 8(d)), and the managing underwriters advise the Company in writing that in their opinion the number of Transfer Restricted Securities and, if permitted hereunder, other securities requested to be included in such registration exceeds the number which can be sold therein without adversely affecting the marketability of the offering, then the Company shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, (ii) second, the Transfer Restricted Securities requested to be included in such registration, pro rata among the holders of such Transfer Restricted Securities on the basis of the number of shares owned by each such holder, its affiliates, and (iii) third, the other securities requested to be included in such registration.

            (d) If, at any time after giving notice of its intention to register any of its securities as set forth in Section 8(a) and before the effective date of such registration statement filed in connection with such registration, the Company shall determine, for any reason, not to register such securities, the Company may, in its sole discretion, give written notice of such determination to each holder of Transfer Restricted Securities and thereupon shall be relieved of its obligation to register any Transfer Restricted Securities in connection with such registration (but not from its obligation to pay the expenses set forth in Section 3 above in connection therewith as provided herein).

            (e) If the Company has previously filed a registration statement with respect to Transfer Restricted Securities pursuant to this Agreement, and if such previous registration has not been withdrawn or abandoned, the Company shall not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 180 days has elapsed from the effective date of such previous registration.

      10. Demand and Piggyback Registration Procedures. Whenever the holders of Transfer Restricted Securities have requested that any Transfer Restricted Securities be registered pursuant to Section 8 or Section 9 of this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Transfer Restricted Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

            (a) prepare and file promptly (and no later than 45 days after receipt of the initial request) with the Securities and Exchange Commission a registration statement with respect to such Transfer Restricted Securities and use its best efforts to cause such registration statement to become effective;

            (b) notify each holder of Transfer Restricted Securities of the effectiveness of each registration statement filed in as required by
      Section 8 or Section 9 of this Agreement and to the extent necessary to ensure that the registration statement of the Company relating to the registration for resale of Transfer Restricted Securities under Section 8 or Section 9 of this Agreement that is filed pursuant to the provisions of this Section 10 including the Prospectus (as defined below) included therein, all amendments thereto (including pos-effective amendments) and all exhibits and all material incorporated by reference therein (the "Additional Registration Statement") is available for sales of Transfer Restricted Securities by the Holders thereof entitled to the benefit of
      Section 8 or Section 9, the Company shall use its reasonable best efforts to keep any Additional Registration Statement required by Section 8 or
      Section 9 continuously effective, supplemented, amended and current as required by and subject to the provisions of Section 8 or Section 9 hereof and in conformity with the requirements of this Agreement, the Securities Act and the rules and regulations of the Commission promulgated thereunder from time to time (including (A) preparing and filing with the Commission such amendments and post-effective amendments to the Additional Registration Statement as may be necessary to keep such Additional Registration Statement effective; (B) cause the prospectus included in any Additional Registration Statement at the time such Additional Registration Statement is declared effective, as supplemented by any prospectus supplement and all material incorporated by reference into such prospectus (the "Prospectus") to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and complying fully with Rules 424, 430A and 462, as applicable, under the Securities Act in a timely manner; and (C) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Additional Registration Statement), until the second anniversary of the effective date of the Additional Registration Statement; provided that such obligation shall expire before such date if all the Transfer Restricted Securities covered by the Additional Registration Statement (i) have been sold pursuant thereto or
      (ii) are no longer Transfer Restricted Securities;

            (c) furnish to each seller of Transfer Restricted Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such Additional Registration Statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Transfer Restricted Securities owned by such seller;

            (d) use its best efforts to register or qualify such Transfer Restricted Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Transfer Restricted Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

            (e) notify each seller of such Transfer Restricted Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such Additional Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus and/or Additional Registration Statement so that, as thereafter delivered to the purchasers of such Transfer Restricted Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

            (f) cause all such Transfer Restricted Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on a securities exchange or the National Association of Securities Dealers (the "NASD") automated quotation system and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Transfer Restricted Securities covered by such Additional Registration Statement as a "national market system security" of The Nasdaq Stock Market within the meaning of Rule 11 Aa2-1 of the Securities and Exchange Commission or, failing that, to secure The Nasdaq Stock Market's authorization for such Transfer Restricted Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Transfer Restricted Securities with the NASD;

            (g) provide a transfer agent and registrar for all such Transfer Restricted Securities not later than the effective date of the first Additional Registration Statement relating to Transfer Restricted Securities or securities of any class of the Company;

            (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of such Transfer Restricted Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Transfer Restricted Securities (including, without limitation, effecting a stock split, combination of shares, recapitalization or reorganization);

            (i) make available for inspection by any seller of such Transfer Restricted Securities, any underwriter participating in any disposition pursuant to such Additional Registration Statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate and business documents and properties of the Company, and cause the Company's officers, directors, employees, agents, representatives and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Additional Registration Statement;

            (j) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the Additional Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

                  (k) in the event of the issuance of any stop order suspending the effectiveness of an Additional Registration Statement, or of any order suspending or preventing the use of any related Prospectus or suspending the qualification of any securities included in such Additional Registration Statement for sale in any jurisdiction, use its best efforts promptly to obtain the withdrawal of such order;

                  (l) use its reasonable best efforts to cause such Transfer Restricted Securities covered by such Additional Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Transfer Restricted Securities; provided that the Company shall not be required, in connection therewith or as a condition thereto, to qualify to do business or to file a general consent to service of process in any state or jurisdiction;

                  (m) if the underwriters so request, use its reasonable best efforts to obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters, which letter shall be addressed to the underwriters; and

                  (n) if the underwriters so request, use its reasonable best efforts to obtain an opinion from the Company's outside counsel in customary form and covering such matters of the type customarily covered by such opinions, which opinion shall be addressed to the underwriters.

      11. Miscellaneous.

            (a) Remedies. The Company acknowledges and agrees that any failure by the Company to comply with its obligations under Section 1, Section 8 or Section 9 hereof may result in material injury to the Initial Purchaser or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure and in addition to the Additional Dividends or other rights of the Initial Purchaser or any Holder, the Initial Purchaser or any Holder may obtain such relief as may be required to specifically enforce the Company's obligations under Section 1, Section 8 or Section 9 hereof. The Company further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

            (b) No Inconsistent Agreements. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof.

            (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Company and the written consent of the Holders of a majority in number of the shares of the Transfer Restricted Securities affected by such amendment, modification, supplement, waivers or consents (provided that Holders of Common Stock issued upon conversion of Convertible Preferred Stock shall be deemed to be Holders of the aggregate number of shares of Convertible Preferred Stock from which such Common Stock was converted) without the consent of each Holder of each share of Convertible Preferred Stock then outstanding, including in the case of an amendment, modification or supplement of Section 4, any person who was a holder of Transfer Restricted Securities disposed of pursuant to the Registration Statement (provided that Holders of Common Stock issued upon conversion of Convertible Preferred Stock shall be deemed to be Holders of the aggregate number of shares of Convertible Preferred stock from which such Common Stock was converted). Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Transfer Restricted Securities whose Securities are being sold pursuant to the Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Transfer Restricted Securities may be given by Holders of at least a majority in number of shares of the Transfer Restricted Securities being sold by such Holders pursuant to such Registration Statement (provided that Holders of Common Stock issued upon conversion of Convertible Preferred Stock shall be deemed to be Holders of the aggregate number of shares of Convertible Preferred Stock from which such Common Stock was converted). Each Holder of Transfer Restricted Securities outstanding at the time of any amendment, modification, supplement, waiver, or consent or thereafter shall be bound by any such amendment, modification, supplement, waiver, or consent effected pursuant to this Section, whether or not any notice of such amendment, modification, supplement, waiver, or consent is delivered to such Holder

            (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, registered first-class mail, facsimile transmission, or courier which guarantees overnight delivery:

                  (1) if to the Holders, at the most current address shown for the Holders in the records of the Company's transfer agent and registrar for the Convertible Preferred Stock and Common Stock, unless the Holder shall have provided notice information in a notice and questionnaire related to the Registration Statement or any amendment thereto, in which case such information shall control:

                  (2)    if to the Initial Purchaser:

                        Jefferies & Company, Inc.
                        909 Fannin Street
                        Suite 3100
                        Houston, Texas 77010
                        Attention: Rich Goldenberg

                  with a copy (which shall not constitute notice) to:

                        Jefferies & Company, Inc.
                        520 Madison Avenue
                        New York, NY 10022
                        Attention: Ashley Geller, Esq.

                  (3)    if to the Company, at its address as follows:

                        Dune Energy, Inc.
                        3050 Post Oak Boulevard
                        Houston, Texas 77056

                        with a copy to:

                        Eaton & Van Winkle LLP
                        3 Park Avenue
                        New York, New York  10016
                        Attention: Matthew S. Cohen, Esq.

                  All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; the earlier of the date indicated on the notice of receipt and five business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by recipient's facsimile machine operator, if sent by facsimile transmission during normal business hours; and on the day delivered, if sent by overnight air courier guaranteeing next day delivery.

            (e) Third Party Beneficiaries. The Holders shall be third party beneficiaries to the agreements made hereunder between the Company, on the one hand, and the Initial Purchaser, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect their rights or the rights of Holders hereunder.

            (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Company thereto, subsequent Holders of Transfer Restricted Securities. The Company hereby agrees to extend the benefits of this Agreement to any Holder of Transfer Restricted Securities and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

            (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, including by facsimile, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE FEDERAL AND NEW YORK STATE COURTS SITTING IN MANHATTAN, NEW YORK CITY, THE STATE OF NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

            (j) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held by a court of competent jurisdiction to be invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

            (k) Securities Held by the Company. Whenever the consent or approval of Holders of a specified number of Transfer Restricted Securities is required hereunder, Securities held by the Company or its affiliates (other than the Initial Purchaser or other Holders of Transfer Restricted Securities deemed to be affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

            (l) Entire Agreement. This Agreement, together with the Purchase Agreement and the Certificate of Designations related to the Convertible Preferred Stock, is intended by the parties as a final and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein and any and all prior oral or written agreements, representations, or warranties, contracts, understandings, correspondence, conversations and memoranda between the Initial Purchaser, on the one hand, and the Company, on the other, or between or among any agents, representatives, parents, subsidiaries, affiliates, predecessors in interest or successors in interest with respect to the subject matter hereof and thereof are merged herein and replaced hereby.

                  [Remainder of page intentionally left blank.]

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Initial Purchaser and the Company in accordance with its terms.

                                Very truly yours,

                                DUNE ENERGY, INC.


                                By: /s/ James A. Watt
                                    --------------------------------------------
                                    Name: James A. Watt
                                    Title: President and Chief Executive Officer

Accepted and Agreed to:

JEFFERIES & COMPANY, INC.


By: /s/ Richard A. Goldenberg
    -------------------------------
    Name: Richard A. Goldenberg
    Title: Managing Director